                                  EXHIBIT 99.2



     CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


I, Vincent J. Lombardo, Vice President and Chief Financial Officer of Ablest Inc. (the "Company"), hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Annual Report on Form 10-K of the Company for the period ended December 29, 2002 (the "Report"), which this certification accompanies, fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                        /s/ Vincent J. Lombardo
                                        ----------------------------------------
                                        Vincent J. Lombardo
                                        Vice President, Chief Financial Officer,
                                        Treasurer and Secretary

March 20, 2003